UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2011

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of Smithfield Foods, Inc. (the “Company”) shareholders was held on September 21, 2011 in Williamsburg, Virginia. At that meeting the Company's shareholders voted on the matters set forth below:
Election of Directors
The Company's shareholders elected the directors nominated in the Company's proxy statement dated August 12, 2011. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Director	For	Against	Abstain	Broker Non-Votes
Richard T. Crowder	140,398,345	817,269	347,688	11,611,982
Margaret G. Lewis	140,384,109	1,142,100	37,093	11,611,982
David C. Nelson	121,548,752	19,646,601	367,949	11,611,982
Frank S. Royal, M.D.	121,025,609	20,129,803	407,890	11,611,982
Ms. Lewis, Mr. Nelson and Dr. Royal were elected for three-year terms and Dr. Crowder was elected for a two-year term.
Ratification of Independent Auditors
The Company's shareholders voted upon and ratified the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending April 29, 2012. The votes on this proposal were as follows:

Votes For	Votes Against	Votes Abstained
149,182,094	3,638,651	354,539
There were no broker non-votes with respect to the ratification of our independent auditors.
Advisory Vote Regarding the Approval of Compensation Paid to Certain Executive Officers
The Company's shareholders voted upon and approved, on an advisory basis, the compensation paid to certain executive officers. The votes on this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
116,245,208	24,787,780	530,314	11,611,982
Advisory Vote Regarding the Frequency of Shareholder Approval of Compensation Paid to Certain Executive Officers
The Company's shareholders voted to approve, on an advisory basis, the compensation paid to certain executive officers annually. The votes on this proposal were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
123,027,223	5,335,981	12,640,741	559,357	11,611,982
Consistent with a majority of the advisory votes cast and the recommendation of the Company's Board of Directors, the Company will hold a shareholder advisory vote on the compensation paid to certain executive officers annually, until the next vote on the frequency of such advisory votes.

Shareholder Proposal
The Company's shareholders voted upon and approved a shareholder proposal regarding the declassification of the Board of Directors. The votes on the proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
110,517,384	30,466,844	579,074	11,611,982

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: September 27, 2011	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

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